Exhibit 99.1
Bionano Announces up to $30 Million Registered Direct Offering Priced At-The-Market Under Nasdaq Rules

$10 million upfront with up to an additional $20 million upon the exercise in full of clinical milestone-linked Series Warrants

SAN DIEGO, July 5, 2024 – Bionano Genomics, Inc. (Nasdaq: BNGO) today announced that it has entered into definitive agreements with healthcare-focused institutional investors for the purchase and sale of an aggregate of 17,513,136 shares of its common stock (or common stock equivalents in lieu thereof) at an offering price of $0.571 per share of common stock (or per common stock equivalent in lieu thereof), in a registered direct offering priced at-the-market under Nasdaq rules. Additionally, in a concurrent private placement, the Company has also agreed to issue to the investors unregistered clinical milestone-linked warrants, comprising Series A warrants to purchase up to an aggregate of 17,513,136 shares of common stock and Series B warrants to purchase up to an aggregate of 17,513,136 shares of common stock (collectively, the “Series Warrants”). The Series Warrants will have an exercise price of $0.571 per share and will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares of common stock upon exercise of the Series Warrants (the “Stockholder Approval”). The Series A warrants will expire on the earlier of (i) the 24-month anniversary of the date of the Stockholder Approval and (ii) 60 days following the later of (a) the date of the public announcement of the occurrence of a medical administrative contractor (including, without limitation, Molecular Diagnostic Services (MolDX)), issuing a final local coverage determination for optical genome mapping for hematological malignancies and (b) the date of the Stockholder Approval. The Series B warrants will expire on the earlier of (i) the five-year anniversary of the date of the Stockholder Approval and (ii) six months following the later of (a) the date of the public announcement of the occurrence of the Company receiving clearance from the U.S. Food and Drug Administration for an optical genome mapping system for any indication and (b) the date of Stockholder Approval. The closing of the offering is expected to occur on or about July 8, 2024, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The aggregate gross proceeds to the Company from the offering are expected to be approximately $10 million, before deducting the placement agent’s fees and other offering expenses payable by the Company. The potential additional gross proceeds to the Company from the Series Warrants, if fully exercised on a cash basis, will be approximately $20 million. No assurance can be given that any of the Series Warrants will be exercised. The Company intends to use the net proceeds from this offering, together with its existing cash and cash equivalents and available-for-sale securities, for general corporate purposes, including working capital, research and development expenses, repayment or redemption of existing indebtedness and capital expenditures.

The shares of common stock (or common stock equivalents) described above (but excluding the Series Warrants or the shares of common stock underlying the Series Warrants) are being offered and sold by the Company in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-270459) that was originally filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2023 and became effective on May 8, 2023. The offering of the shares of common stock (or common stock equivalents) in the registered direct offering is being made only by means of a base prospectus and prospectus supplement that forms a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus, when available, may also be obtained, when available, from H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The Series Warrants described above are being offered and sold by the Company in a transaction not involving a public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying such Series Warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the unregistered Series Warrants and the underlying shares of common stock may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Bionano

Bionano is a provider of genome analysis solutions that can enable researchers and clinicians to reveal answers to challenging questions in biology and medicine. The Company’s mission is to transform the way the world sees the genome through OGM solutions, diagnostic services and software. The Company offers OGM solutions for applications across basic, translational and clinical research. The Company also offers an industry-leading, platform-agnostic genome analysis software solution and nucleic acid extraction and purification solutions using proprietary isotachophoresis (ITP) technology. Through its Lineagen, Inc. d/b/a Bionano Laboratories business, the Company also offers OGM-based diagnostic testing services.

For more information, visit www.bionano.com or www.bionanolaboratories.com.

Bionano’s OGM products are for research use only and not for use in diagnostic procedures.

Forward-Looking Statements of Bionano Genomics

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. Words such as “anticipate”, “believe,” “could”, “estimate,” “expect,” “intend,” “may,” “plan,” “potential”, “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) convey uncertainty of future events or outcomes and are intended to identify these forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the consummation of the offering and the satisfaction of customary closing conditions related to the offering, the use of proceeds therefrom, the ability of the Company to achieve certain milestone events, the exercise of the Series Warrants upon achievement of such milestone events or otherwise prior to their expiration, and the receipt of the Stockholder Approval. Each of these forward-looking statements involves risks and uncertainties. Accordingly, investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include the risks and uncertainties associated with: the timing and amount of revenue we are able to recognize in a given fiscal period; our ability to obtain sufficient financing to fund our strategic plans and commercialization efforts and our ability to continue as a “going concern”; the impact of adverse geopolitical and macroeconomic events, such as the ongoing between Russia and Ukraine and the related sanctions, the Israel-Hamas war and uncertain market conditions, including inflation and supply chain disruptions, on our business and the global economy; general market conditions; changes in the competitive landscape and the introduction of competitive technologies or improvements to existing technologies; changes in our strategic and commercial plans; the ability of medical and research institutions to obtain funding to support adoption or continued use of our technologies; study results that differ or contradict the results mentioned in this press release; the risk that we are not able to complete a strategic transaction that would increase stakeholder value; and the risks and uncertainties associated with our business and financial condition in general, including the risks and uncertainties described in our filings with the SEC, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2024, as well as in other filings subsequently made by us with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

CONTACTS
Company Contact:
Erik Holmlin, CEO
Bionano Genomics, Inc.
+1 (858) 888-7610
eholmlin@bionano.com

Investor Relations:
David R. Holmes
Gilmartin Group
+1 (858) 366-3243
david.holmes@gilmartinir.com